SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials



                    SELIGMAN NEW TECHNOLOGIES FUND II, INC.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

FOR IMMEDIATE RELEASE

CONTACT:
Rebecca Shroyer
(212) 850-1239
shroyerr@jwseligman.com

                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
                             TO HOST CONFERENCE CALL

        Stockholders' Last Chance To Vote Proxy to Liquidate Fund in 2007

NEW YORK, October 31, 2007-Seligman New Technologies Fund II, Inc. will host a conference call on Tuesday, November 6th, at 11:00 a.m. Eastern Time to discuss matters relating to the proxy vote to approve the proposal to liquidate and dissolve the Fund. Approval of the proposals, as well as the proposal to eliminate the Fund's quarterly repurchase offers for its common stock, will result in all Stockholders receiving a single liquidating distribution of all of the Fund's assets in 2007 and should permit Stockholders to recognize their entire capital losses for federal income tax purposes on any shares acquired in the Fund's initial public offering. The Stockholder meeting to consider the proposals has been adjourned until Friday, November 16, 2007. If the Fund does not receive enough votes to approve both proposals by November 16, 2007, the Fund cannot liquidate in 2007.

The call is open to the general public. The call-in number is 888-610-3982. The caller-i.d. number is 23091945.

Seligman New Technologies Fund II, Inc. is closed to new investment. To obtain a copy of the proxy statement which describes the proposals, contact your financial advisor or the Fund's proxy solicitor, Georgeson Inc. at 17 State Street, New York, NY 10004, or by telephone at 1-888-605-7582. We encourage Stockholders to vote their proxies in order to minimize additional expenses of further proxy solicitation.

Seligman New Technologies Fund II, Inc. is managed by J. & W. Seligman & Co. Incorporated, a New York-based investment manager and advisor, which was founded in 1864. In addition to providing management and advisory services to institutional clients, the firm and its affiliates provide individuals a broad array of investment options, including the US-based Seligman Group of Funds with more than 60 portfolios. Additionally, the firm manages Tri-Continental Corporation, which is traded on the New York Stock Exchange, and a range of offshore investments available exclusively for non-US investors.

                                   -- more --

J. & W. Seligman & Co. Incorporated has an additional office in Palo Alto, California. Seligman Advisors, Inc. is the principal underwriter for the Seligman mutual funds. Seligman Services, Inc. provides client services to shareholders. Seligman Advisors, Inc. and Seligman Services, Inc. are each an affiliate of J. & W. Seligman & Co. Incorporated.

Technology stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Investments in venture capital companies are highly speculative.

You should consider the investment objectives, risks, charges, and expenses of a Fund carefully before investing. You can obtain the Fund's most recent annual and semi-annual reports by contacting your financial advisor or Seligman Services, Inc. at 800-597-6068. These reports and other information, including the current proxy statement for Seligman New Technologies Fund II, Inc., are also available on the Securities and Exchange Commission's EDGAR Database at www.sec.gov.

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[LOGO]  SELIGMAN
        INVESTMENTS
--------------------------------
EXPERIENCE o INSIGHT o SOLUTIONS

                                    SELIGMAN
                                   CONFERENCE
                                      CALL

                                    Seligman
                                New Technologies
                                    Fund II

You should consider the i nvestment objectives, risks, charges, and expenses of a Fund carefully before investing. You can obtain the Fund's most recent annual and semi-annual reports by contacting your financial advisor or Seligman Services, Inc. at 800-597-6068. These reports and other information, including the current proxy statement for Seligman New Technologies Fund II, Inc., are also available on the Securities and Exchange Commission's EDGAR Database at www.sec.gov.

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                                                                        Seligman
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                                                    Conference Call Notification

Seligman New Technologies Fund II, Inc. invites you and your clients to participate in a conference call discussion about the Stockholder proposal to liquidate and dissolve the Fund at a Special Meeting of Stockholders to be held on November 16, 2007.

                                Charles W. Kadlec

                               Managing Director,
                       J. & W. Seligman & Co. Incorporated
                                   President,
                            Seligman Advisors, Inc.,

                                       and

                                   Art Condron

                             Senior Vice President,
             Chief Administration Officer - Alternative Investments
                       J. & W. Seligman & Co. Incorporated

               on Tuesday, November 6th at 11:00 a.m. Eastern Time

                                 Call-in Number:

                                  888-610-3982

                                      * * *

                    This call is open to the general public.

                                Caller-ID Number:

                                    23091945
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Technology stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments.The stocks of smaller companies may be subject to above-average market price fluctuations. Investments in venture capital companies are highly speculative.

Seligman New Technologies Fund II, Inc. is closed to new investment. A proposal to liquidate and dissolve Seligman New Technologies Fund II, Inc. has been submitted to its Stockholders. To obtain a copy of the proxy statement, contact your financial advisor or the Fund's proxy solicitor, Georgeson Inc. at 17 State Street, New York, NY 10004, or by telephone at 1-888-605-7582. We encourage Stockholders to vote their proxies in order to minimize additional expenses of further proxy solicitation.

                                                                     NTIICC-1107